Exhibit 10.26

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 16

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 31 st day of January, 2011, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and

WHEREAS, Customer desires to add two (2) Aircraft to the Purchase Agreement with delivery dates as follows;

Delivery Dates

for

Aircraft

[ * ]

[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S16 - 1

Supplemental Agreement 16 to

Purchase Agreement No. 3157

WHEREAS, Customer desires to exercise two (2) Option Aircraft under Letter Agreement 6-1162-RRO-1062 to the Purchase Agreement with delivery months as follows;

Delivery Month

for

Option Aircraft

[ * ]

[ * ]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 16.

2.

Customer and Boeing hereby acknowledge and confirm that two (2) Aircraft with delivery months of [ * ] and [ * ] are hereby added to the Purchase Agreement, and will be collectively classified as Block D Aircraft (Block D) and are included in Table 1-D. No later than twelve (12) months prior to the first month of the quarter of the applicable deliveries for such Aircraft, Boeing will notify Customer of the delivery month of such Aircraft.

3.

Customer and Boeing hereby acknowledge and confirm that the two (2) Option Aircraft under Letter Agreement 6-1162-RRO-1062 with delivery months of [ * ] and [ * ] are hereby exercised by this Supplemental Agreement No. 16 and will be collectively classified as Block C Aircraft (Block C). Boeing acknowledges and confirms that its right to adjust the scheduled delivery month of such Option Aircraft by [ * ], as set forth in paragraph 4.1 of Letter Agreement 6-1162-RRO-1062, is hereby waived with respect to the two (2) Option Aircraft exercised hereby.

4.	Customer and Boeing hereby acknowledge and confirm that:

4.1	Letter agreement 6-1162-RRO-1065 “Aircraft Performance Guarantees for Block B Aircraft” shall apply to [ * ].

4.2	Letter agreement 6-1162-RRO-1065 “Aircraft Performance Guarantees for Block B Aircraft” shall apply to [ * ].

*

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S16 - 2

Supplemental Agreement 16 to

Purchase Agreement No. 3157

5.	Add “Table 1-C2” attached hereto to reflect the delivery dates, pricing and advance payments of the two (2) Option Aircraft exercised by this Supplemental Agreement No. 16.

6.

Remove and replace, in its entirety, the “Table 1-D” with the revised Table 1-D attached hereto to reflect the delivery dates, pricing and advance payments of the two (2) incremental Block D Aircraft added by this Supplemental Agreement No. 16.

7.

Remove and replace, in its entirety, the Attachment to Letter Agreement 6-1162-RRO-1062 entitled “Option Aircraft Delivery, Description, Price and Advance Payments” with the revised Attachment to Letter Agreement 6-1162-RRO-1062 entitled “Option Aircraft Delivery, Description, Price and Advance Payments” attached hereto to reflect the deletion of two (2) Option Aircraft from the Attachment, as such Option Aircraft are being exercised as firm Aircraft, as well as to reflect other changes made by this Supplemental Agreement No. 16.

8.

Remove and replace, in its entirety, Letter Agreement FED-PA-LA-1000790R1 entitled “Special Matters for Block C Aircraft” with the revised Letter Agreement FED-PA-LA-1000790R2 entitled “Special Matters for Block C Aircraft” attached hereto to reflect changes made by this Supplemental Agreement No. 16.

9.

Remove and replace, in its entirety, Letter Agreement FED-PA-LA-1001683 entitled “Special Matters for Block D Aircraft” with the revised Letter Agreement FED-PA-LA-1001683R1 entitled “Special Matters for Block D Aircraft” attached hereto to reflect changes made by this Supplemental Agreement No. 16.

10.

Customer and Boeing acknowledge and confirm that Letter Agreement 6-1162-RRO-1144R3 entitled [ * ] is hereby cancelled and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R4 entitled [ * ].

11.	Boeing will use commercially reasonable efforts to offer to Customer [ * ]. Should Boeing be able to accommodate this change [ * ].

*

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S16 - 3

Supplemental Agreement 16 to

Purchase Agreement No. 3157

12.

Customer and Boeing agree that the two (2) Block D Aircraft added to the Purchase Agreement by this Supplemental Agreement No. 16 and the two (2) Option Aircraft exercised by this Supplemental Agreement No. 16 will be subject to and benefit from the same terms and conditions as the Aircraft except as set forth herein and in writing signed by authorized representatives of the parties.

13.

As a result of adding two (2)Block D Aircraft and Customer exercising two (2) Option Aircraft to the Purchase Agreement, advance payments in the amount of [ * ] will be due concurrent with Customer’s written confirmation to Boeing as detailed in paragraph 15 below.

14.	This Supplemental Agreement No. 16 shall not be effective unless executed and delivered by Customer on or prior to January 31, 2011.

15.

This Supplemental Agreement No. 16 shall not be effective unless and until, and the matters expressed herein are expressly conditioned upon, Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing by March 21, 2011, this Supplemental Agreement shall automatically terminate and be null and void in all respects, and neither party shall owe any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement prior to this Supplemental Agreement. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement, including without limitation any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

S16 - 4

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS Its: Attorney-In-Fact	By:	/s/ PHILLIP C. BLUM Its: VP, Aircraft Acquisitions & SAO

S16 - 5

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table	15

1B Block B Aircraft Information Table	4

1C Block C Aircraft Information Table	13

1C1 Block C Aircraft Information Table (MSN [ * ])	11

1C2 Block C Aircraft Information Table	16

1D Block D Aircraft Information Table	16

EXHIBIT

A. Aircraft Configuration	4

A1. Aircraft Configuration (Block B Aircraft)	4

A2. Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3. Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

A4. Aircraft Configuration (Block D Aircraft)	12

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	1	SA 16

BOEING PROPRIETARY

SA
NUMBER
LETTER AGREEMENT

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

	Attachment to Letter 6-1162-RRO-1062	16

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	2	SA 16

BOEING PROPRIETARY

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA-LA-1000790R 2	Special Matters for Block C Aircraft	16

FED-PA-LA-1001683 R1	Special Matters for Block D Aircraft	16

6-1162-RRO-1144R 4	[ * ]	16

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	3	SA 16

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

P.A. No. 3157	4	SA 16

BOEING PROPRIETARY

January 11, 2011

6-1162-RRO-1144 R4

The Boeing Company

P.O. Box 3707

Seattle,WA 98124-2207

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	[ * ]

Reference:

Supplemental Agreement No. 8, No. 13, No. 14, No. 15 and No. 16 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

In consideration of the strong business relationship between Boeing and Customer and Customer executing Supplemental Agreements No. 8, No. 13, No. 14, No. 15 and No. 16, Boeing has agreed to [ * ].

*

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P.A. No. 3157, 6-1162-RRO-1144R4 [*]		SA-16 Page 1
BOEING PROPRIETARY

Further Customer agrees and acknowledges that Attachment A can not be revised/modified in any way unless specifically agreed to in writing by Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 31, 2011

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its VP, Aircraft Acquisitions & SAO

Attachment

P.A. 3157, 6-1162-RRO-1144R4

*

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SA-16

[*]	BOEING PROPRIETARY	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA—LA-1001683 R1

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Special Matters for Block D Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[ * ]

7. ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

[ * ]

9. PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall, except as required by law, in any manner advertise or make any public statement regarding Customer’s purchase of the Block D Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party, except as may be authorized in writing by an authorized officer of the other Party or as set forth in the Confidential Treatment paragraph below.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. 3157, FED-PA-LA-1001683R1		SA-16
Special Matters for Block D Aircraft		Page 1

BOEING PROPRIETARY

Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the above, Boeing acknowledges that Customer may disclose this Letter Agreement / and attachment(s) hereto to FedEx Corporation, its Board of Directors, and to Customer’s and FedEx Corporation’s professional advisors who are under a duty of confidentiality with respect thereto.

10. EFFECTIVENESS

This letter agreement shall not become effective unless and until Supplemental Agreement No. 16 becomes effective.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 31, 2011

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its VP, Aircraft Acquisitions & SAO

P.A. 3157, FED-PA-LA-1001683R1		SA-16
Special Matters for Block D Aircraft		Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA—LA-1000790R 2

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject: Special Matters for Block C Aircraft

Reference: Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[ * ]

9. ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. 3157, FED-PA-LA-1000790R2		SA-16
Special Matters for Block C Aircraft		Page 1

BOEING PROPRIETARY

11. PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall , except as required by law, in any manner advertise or make any public statement regarding Customer’s purchase of the Block C Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party, except as may be authorized in writing by an authorized officer of the other Party or as set forth in the Confidential Treatment paragraph below.

Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the above, Boeing acknowledges that Customer may disclose this Letter Agreement / and attachment(s) hereto to FedEx Corporation, its Board of Directors, and to Customer’s and FedEx Corporation’s professional advisors who are under a duty of confidentiality with respect thereto.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

12. EFFECTIVENESS

This letter agreement shall not become effective unless and until Supplemental Agreement No. 16 becomes effective.

P.A. 3157, FED-PA-LA-1000790R2		SA-16
Special Matters for Block C Aircraft		Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 31, 2011

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its VP, Aircraft Acquisitions & SAO

P.A. 3157, FED-PA-LA-1000790R2		SA-16
Special Matters for Block C Aircraft		Page 3

BOEING PROPRIETARY

Supplemental Agreement No. 17

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 14 th day of February 2011, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft);

WHEREAS, the parties entered into an Aircraft General Terms Agreement, dated November 7, 2006, as incorporated by reference into the Purchase Agreement (AGTA);

WHEREAS, Customer anticipates, pursuant to that certain Purchase Agreement Assignment between [ * ] and Customer (Assignment Agreement), taking delivery from Boeing of one (1) new Boeing model 777-F aircraft with manufacturing serial number [ * ]; and

WHEREAS, Boeing and Customer desire that, for the purposes of post-delivery support and operation, [ * ].

*

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S17 - 1

Supplemental Agreement 17 to

Purchase Agreement No. 3157

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. AGTA

The entire AGTA, and as amended by Letter Agreement No. 6-1162-RCN-1795 entitled “AGTA Amended Articles”, shall pertain and be applicable to Customer with respect to [ * ], subject to the following:

[ * ]

2. Purchase Agreement

The following provisions of the Purchase Agreement will be applicable to Customer with respect to [ * ].

3. [ * ]

4. Pre-Delivery Inspections, Customer Walk, Customer Flight(s) and Delivery Commitment Letter

Customer shall be entitled, subject to Boeing providing its concurrence, not to be unreasonably withheld, conditioned or delayed, to a Services Agreement as presented by Customer and [ * ] to Boeing, to [ * ].

5. [ * ]

6. Document Review

Prior to the delivery of [ * ], Boeing and [ * ] will conduct a document review, [ * ].

*

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S17 - 2

Supplemental Agreement 17 to

Purchase Agreement No. 3157

7. Disclaimer and Release and Exclusion of Consequential and Other Damages

The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement (as amended by Letter Agreement No. 6-1162-RCN-1795 entitled AGTA Amended Articles), will apply to and be binding on Customer and applicable to [ * ].

8. Other Rights and Obligations

For the sake of clarity, it is the parties’ intent to have [ * ] governed under [ * ].

9. Effectiveness

Except with respect to matters, rights, obligations, mutual covenants and entitlements expressed herein pertaining to pre-delivery matters (which shall be effective as of the date Boeing and Customer enter this Supplemental Agreement No. 17), the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer shall be effective upon [ * ].

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

	Its: Attorney-In-Fact		Its: VP, Aircraft Acquisitions & SAO

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

S17 - 3